As filed with the Securities and Exchange Commission on October 4, 2005
Registration No. 333-126239

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to
Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Allied Waste Industries, Inc.
Allied Waste North America, Inc.
Subsidiary Guarantors Listed On
Schedules A Through HH Hereto
(Exact names of registrants as specified in their charters)

Allied Waste Industries, Inc. Delaware (State or other jurisdiction of incorporation or organization) 88-0228636 (I.R.S. Employer Identification No.)	4953 (Primary Standard Industrial Classification Code Number)	Allied Waste North America, Inc. Delaware (State or other jurisdiction of incorporation or organization) 86-0843596 (I.R.S. Employer Identification No.)

15880 North Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona 85260
(480) 627-2700
(Address, including zip code, and telephone number, including area code, of each of the registrants’ principal executive offices)

Steven M. Helm, Esq.
Executive Vice President and General Counsel
Allied Waste Industries, Inc.
15880 North Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona 85260
(480) 627-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Gregory A. Ezring, Esq.
Latham & Watkins LLP
885 Third Avenue
Suite 1000
New York, New York 10022
(212) 906-1200

          Approximate date of commencement of proposed exchange offer: As soon as practicable after the effective date of this registration statement.
          If any of the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐
          If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
          If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A
SUBSIDIARY GUARANTORS
Action Disposal, Inc.
Adrian Landfill, Inc.
Ada County Development Company, Inc.
ADS of Illinois, Inc.
Agri-tech, Inc. of Oregon
Alabama Recycling Services, Inc.
Albany-Lebanon Sanitation, Inc.
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste of California, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Rural Sanitation, Inc.
Allied Waste Services of Stillwater, Inc.
Allied Waste Transfer Services of Utah, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services of West Virginia, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recycling Corp.
American Sanitation, Inc.
American Transfer Company, Inc.
Apache Junction Landfill Corporation
Atlantic Waste Holding Company, Inc.
Automated Modular Systems, Inc.
Belleville Landfill, Inc.
BFI Transfer Systems of New Jersey, Inc.
BFI Waste Systems of New Jersey, Inc.
Bio-Med of Oregon, Inc.
Bond County Landfill, Inc.
Borrego Landfill, Inc.
Brickyard Disposal & Recycling, Inc.
Browning-Ferris Industries, Inc. (MA corp.)
Browning-Ferris Industries of California, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Bunting Trash Service, Inc.
Capitol Recycling and Disposal, Inc.
CC Landfill, Inc.
Celina Landfill, Inc.
Central Arizona Transfer, Inc.
Central Sanitary Landfill, Inc.
Chambers Development of North Carolina, Inc.
Charter Evaporation Resource Recovery Systems
Cherokee Run Landfill, Inc.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Cocopah Landfill, Inc.
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
County Disposal (Ohio), Inc.
County Landfill, Inc.
Dallas Disposal Co.
Delta Container Corporation
Delta Dade Recycling Corp.
Delta Paper Stock Co.
Delta Resources Corp.
Delta Site Development Corp.
Delta Waste Corp.
Dempsey Waste Systems II, Inc.
Dinverno, Inc.
DTC Management, Inc.
Eagle Industries Leasing, Inc.
ECDC Environmental of Humbolt County, Inc.
ECDC Holdings, Inc.
Elder Creek Transfer & Recovery, Inc.
Environmental Development Corp. (DE)
Environmental Reclamation Company
Environtech, Inc.
Evergreen Scavenger Service, Inc.
Forward, Inc.
F.P. McNamara Rubbish Removal, Inc.
Fred Barbara Trucking Co., Inc.
G. Van Dyken Disposal Inc.
GEK, Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Golden Waste Disposal, Inc.
Grants Pass Sanitation, Inc.
Great Lakes Disposal Services, Inc.
Gulfcoast Waste Service, Inc.
Harland’s Sanitary Landfill, Inc.
Illinois Landfill, Inc.
Illinois Recycling Services, Inc.
Illinois Valley Recycling, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
Ingrum Waste Disposal, Inc.
International Disposal Corp. of California
Island Waste Services Ltd.
Jetter Disposal, Inc.
Kankakee Quarry, Inc.
Keller Canyon Landfill Company
Keller Drop Box, Inc.
La Canada Disposal Company, Inc.
Lake Norman Landfill, Inc.
LandComp Corporation
Lathrop Sunrise Sanitation Corporation
Lee County Landfill, Inc.
Loop Recycling, Inc.

Loop Transfer, Incorporated
Louis Pinto & Son, Inc., Sanitation Contractors
Lucas County Land Development, Inc.
Mamaroneck Truck Repair, Inc.
Manumit of Florida, Inc.
McInnis Waste Systems, Inc.
Mesa Disposal, Inc.
Mississippi Waste Paper Company
Mountain Home Disposal, Inc.
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
Newco Waste Systems of New Jersey, Inc.
New Morgan Landfill Company, Inc.
Noble Road Landfill, Inc.
Northlake Transfer, Inc.
Oakland Heights Development, Inc.
Otay Landfill, Inc.
Ottawa County Landfill, Inc.
Palomar Transfer Station, Inc.
Peltier Real Estate Company
Pittsburg County Landfill, Inc.
Portable Storage, Inc.
Preble County Landfill, Inc.
Price & Sons Recycling Company
PSI Waste Systems, Inc.
R.C. Miller Enterprises, Inc.
R.C. Miller Refuse Service, Inc.
RCS, Inc.
Rabanco, Ltd.
Rabanco Recycling, Inc.
Ramona Landfill, Inc.
Resource Recovery, Inc.
Rock Road Industries, Inc.
Ross Bros. Waste & Recycling Co.
Rossman Sanitary Service, Inc.
Roxana Landfill, Inc.
Royal Holdings, Inc.
Saline County Landfill, Inc.
Sangamon Valley Landfill, Inc.
Sanitary Disposal Service, Inc.
San Marcos NCRRF, Inc.
Sauk Trail Development, Inc.
Shred-All Recycling Systems, Inc.
Source Recycling, Inc.
Southwest Regional Landfill, Inc.
S & S Recycling, Inc.
Standard Disposal Services, Inc.
Standard Environmental Services, Inc.
Standard Waste, Inc.
Streator Area Landfill, Inc.
Suburban Carting Corp.
Suburban Transfer, Inc.
Suburban Warehouse, Inc.
Summit Waste Systems, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal, Inc.
Sunset Disposal Service, Inc.
Sycamore Landfill, Inc.
Tate’s Transfer Systems, Inc.
Tennessee Union County Landfill, Inc.
Thomas Disposal Service, Inc.
Tom Luciano’s Disposal Service, Inc.
Total Solid Waste Recyclers, Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Trottown Transfer, Inc.
United Disposal Service, Inc.
Upper Rock Island County Landfill, Inc.
Valley Landfills, Inc.
Vining Disposal Service, Inc.
Wasatch Regional Landfill, Inc.
Waste Control Systems, Inc.
Wayne County Landfill IL, Inc.
WDTR, Inc.
Williamette Resources, Inc.
Williams County Landfill, Inc.
WJR Environmental, Inc.
SCHEDULE B
SUBSIDIARY GUARANTORS
ADS, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviroengineering, Inc.
Allied Green Power, Inc.
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Tennessee, Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste of Long Island, Inc.
Allied Waste Systems, Inc. (DE corp.)
Allied Waste Transportation, Inc.
American Disposal Services, Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Missouri, Inc.
Area Disposal Inc.
Attwoods of North America, Inc.
Autoshred, Inc.
AWIN Management, Inc.
BBCO, Inc.
BFI Atlantic, Inc.

BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.
BFI Ref-Fuel, Inc.
BFI TransRiver (GP), Inc.
BFI Waste Systems of North America, Inc.
Browning-Ferris Financial Services, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of Ohio, Inc.
Browning-Ferris Services, Inc.
CECOS International, Inc.
County Disposal, Inc.
Denver RL North, Inc.
Liberty Waste Holdings, Inc.
Midway Development Company, Inc.
Organized Sanitary Collectors and Recyclers, Inc.
Oscar’s Collection Systems of Fremont, Inc.
Pinal County Landfill Corp.
Port Clinton Landfill, Inc.
Risk Services, Inc.
Taylor Ridge Landfill, Inc.
The Ecology Group, Inc.
Tricil (N.Y.), Inc.
Wastehaul, Inc.
Waste Services of New York, Inc.
Woodlake Sanitary Service, Inc.
SCHEDULE C
SUBSIDIARY GUARANTORS
Allied Waste Systems Holdings, Inc.
SCHEDULE D
SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of New York, LLC
Allied Waste Transfer Services of North Carolina, LLC
Allied Waste Transfer Services of Florida, LLC
Sand Valley Holdings, L.L.C.
SCHEDULE E
SUBSIDIARY GUARANTORS
Allied Nova Scotia, Inc.
SCHEDULE F
SUBSIDIARY GUARANTORS
BFI Waste Services of Tennessee, LLC
SCHEDULE G
SUBSIDIARY GUARANTORS
Allied Transfer Systems of New Jersey, LLC
Allied Waste of New Jersey — New York, LLC
Allied Waste Sycamore Landfill, LLC
Allied Waste Systems of New Jersey, LLC
Allied Waste Transfer Services of Iowa, LLC
Anderson Regional Landfill, LLC
Anson County Landfill NC, LLC
Autauga County Landfill, LLC
BFI Waste Services of Massachusetts, LLC
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Massachusetts, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Mississippi, LLC
BFI Transfer Systems of Virginia, LLC
BFI Waste Services of Pennsylvania, LLC
BFI Waste Systems of Alabama, LLC
BFI Waste Services of Arkansas, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Services of Mississippi, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of Oklahoma, LLC
BFI Waste Systems of Tennessee, LLC
BFI Waste Systems of Virginia, LLC
Bridgeton Landfill, LLC

Brundidge Landfill, LLC
Brunswick Waste Management Facility, LLC
Butler County Landfill, LLC
Charlotte County Development Company, LLC
Chilton Landfill, LLC
Courtney Ridge Landfill, LLC
Ellis Scott Landfill MO, LLC
Flint Hill Road, LLC
Forest View Landfill, LLC
Gateway Landfill, LLC
Great Plains Landfill OK, LLC
Greenridge Waste Services, LLC
Greenridge Reclamation, LLC
Harrison County Landfill, LLC
Jackson County Landfill, LLC
Jefferson City Landfill, LLC
Lee County Landfill SC, LLC
Lemons Landfill, LLC
Little Creek Landing, LLC
Menands Environmental Solutions, LLC
Metro Enviro Transfer, LLC
Missouri City Landfill, LLC
New York Waste Services, LLC
Northeast Landfill, LLC
Pinecrest Landfill OK, LLC
Polk County Landfill, LLC
Prince George’s County Landfill, LLC
San Diego Landfill Systems, LLC
Show-Me Landfill, LLC
Southeast Landfill, LLC
St. Joseph Landfill, LLC
Wayne County Land Development, LLC
Willow Ridge Landfill, LLC
Wilson County Development, LLC
SCHEDULE H
SUBSIDIARY GUARANTORS
Abilene Landfill TX, LP
BFI Elliott Landfill TX, LP
BFI Waste Services of Indiana, LP
BFI Waste Services of Texas, LP
BFI Waste Systems of Indiana, LP
BFI Transfer Systems of Texas, LP
Blue Ridge Landfill TX, LP
Brenham Total Roll-Offs, LP
Camelot Landfill TX, LP
Crow Landfill TX, L.P.
Desarrollo del Rancho La Gloria TX, LP
El Centro Landfill, L.P.
Ellis County Landfill TX, L.P.
Fort Worth Landfill TX, LP
Frontier Waste Services, L.P.
Galveston County Landfill TX, LP
Giles Road Landfill TX, LP
Golden Triangle Landfill TX, LP
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
Itasca Landfill TX, LP
Kerrville Landfill TX, LP
Lewisville Landfill TX, LP
Mars Road TX, LP
McCarty Road Landfill TX, LP
Mesquite Landfill TX, LP
Mexia Landfill TX, LP
Panama Road Landfill, TX, L.P.
Pinehill Landfill TX, LP
Pleasant Oaks Landfill TX, LP
Rio Grande Valley Landfill TX, LP
Royal Oaks Landfill TX, LP
South Central Texas Land Co. TX, LP
Southwest Landfill TX, LP
Tessman Road Landfill TX, LP
Turkey Creek Landfill TX, LP
Victoria Landfill TX, LP
Whispering Pines Landfill TX, LP
SCHEDULE I
SUBSIDIARY GUARANTORS
Bridgeton Transfer Station, LLC
SCHEDULE J
SUBSIDIARY GUARANTORS
Benton County Development Company
Clinton County Landfill Partnership
County Line Landfill Partnership
Illiana Disposal Partnership
Key Waste Indiana Partnership
Lake County C&D Development Partnership
Newton County Landfill Partnership
Springfield Environmental General Partnership

Tippecanoe County Waste Services Partnership
Warrick County Development Company
SCHEDULE K
SUBSIDIARY GUARANTORS
Allied Gas Recovery Systems, L.L.C.
Allied Services, LLC
AWIN Leasing II, LLC
BFI Waste Services, LLC
Browning-Ferris Industries, LLC
SCHEDULE L
SUBSIDIARY GUARANTORS
D & L Disposal, L.L.C.
Envotech-Illinois, L.L.C.
Liberty Waste Services of McCook, L.L.C.
SCHEDULE M
SUBSIDIARY GUARANTORS
Total Roll-Offs, L.L.C.
SCHEDULE N
SUBSIDIARY GUARANTORS
Evergreen Scavenger Service, L.L.C.
Liberty Waste Services of Illinois, L.L.C.
Packerton Land Company, L.L.C.
SCHEDULE O
SUBSIDIARY GUARANTORS
Liberty Waste Services Limited, L.L.C.
SCHEDULE P
SUBSIDIARY GUARANTORS
BFGSI, L.L.C.
SCHEDULE Q
SUBSIDIARY GUARANTORS
ECDC Environmental, L.C.
SCHEDULE R
SUBSIDIARY GUARANTORS
Oklahoma City Landfill, LLC
SCHEDULE S
SUBSIDIARY GUARANTORS
Rabanco Companies
SCHEDULE T
SUBSIDIARY GUARANTORS
Regional Disposal Company
SCHEDULE U
SUBSIDIARY GUARANTORS
VHG, Inc.

SCHEDULE V
SUBSIDIARY GUARANTORS
Warner Hill Development Company
SCHEDULE W
SUBSIDIARY GUARANTORS
Allied Waste Holdings (Canada) Ltd.
SCHEDULE X
SUBSIDIARY GUARANTORS
Benson Valley Landfill General Partnership
Blue Ridge Landfill General Partnership
Green Valley Landfill General Partnership
Morehead Landfill General Partnership
SCHEDULE Y
SUBSIDIARY GUARANTORS
Frontier Waste Services (Utah), LLC
Frontier Waste Services (Colorado), LLC
Frontier Waste Services of Louisiana, L.L.C.
SCHEDULE Z
SUBSIDIARY GUARANTORS
BFI Transfer Systems of DC, LLC
BFI Transfer Systems of Pennsylvania, LLC
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of Massachusetts, LLC
Allied Waste Systems of Pennsylvania, LLC
BFI Waste Systems of South Carolina, LLC
C & C Expanded Sanitary Landfill, LLC
General Refuse Service of Ohio, LLC
Local Sanitation of Rowan County, L.L.C.
Webster Parish Landfill, L.L.C.
SCHEDULE AA
SUBSIDIARY GUARANTORS
E Leasing Company, LLC
SCHEDULE BB
SUBSIDIARY GUARANTORS
H Leasing Company, LLC
SCHEDULE CC
SUBSIDIARY GUARANTORS
N Leasing Company, LLC

SCHEDULE DD
SUBSIDIARY GUARANTORS
S Leasing Company, LLC
SCHEDULE EE
SUBSIDIARY GUARANTORS
BFI Energy Systems of Southeastern Connecticut,      Limited Partnership
SCHEDULE FF
Carbon Limestone Landfill, LLC
Lorain County Landfill, LLC
County Land Development Sanitary Landfill, LLC
Lucas County Landfill, LLC
SCHEDULE GG
County Environmental Landfill, LLC
SCHEDULE HH
Allied Waste Systems of North America, LLC
Allied Waste Systems of Michigan, LLC

EXPLANATORY NOTE
      The amendment is being filed solely to file certain exhibits. No changes have been made to Part I of the Registration Statement or other sections of Part II. Accordingly, they have been omitted.
PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.	Exhibits and Financial Data Schedules.
      (A) Exhibits
      The following is a list of all the exhibits filed as part of the Registration Statement.

Exhibit
No.		Description

2.1		Amended and Restated Agreement and Plan of Reorganization between Allied Waste Industries, Inc. and Rabanco Acquisition Company, Rabanco Acquisition Company Two, Rabanco Acquisition Company Three, Rabanco Acquisition Company Four, Rabanco Acquisition Company Five, Rabanco Acquisition Company Six, Rabanco Acquisition Company Seven, Rabanco Acquisition Company Eight, Rabanco Acquisition Company Nine, Rabanco Acquisition Company Ten, Rabanco Acquisition Company Eleven, and Rabanco Acquisition Company Twelve. Exhibit 2.4 to Allied’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 is incorporated herein by reference.

2.2		Agreement and Plan of Merger dated as of August 10, 1998 by and among Allied Waste Industries, Inc., AWIN II Acquisition Corporation and American Disposal Services, Inc. Exhibit 2 to Allied’s Report on Form 8-K filed August 21, 1998 is incorporated herein by reference.

2.3		Agreement and Plan of Merger dated as of March 7, 1999 by and among Allied Waste Industries, Inc., AWIN I Acquisition Corporation and Browning-Ferris Industries, Inc. Exhibit 2 to Allied’s Report on Form 8-K filed March 16, 1999 is incorporated herein by reference.

3.1		Amended Certificate of Incorporation of Allied. Exhibit 3.1 to the Company’s Report on Form 10-K/A for the fiscal year ended December 31, 1996 is incorporated herein by reference.

3	.1(i)	Amendment to Amended Certificate of Incorporation of Allied dated October 15, 1998. Exhibit 3.4 to the Company’s Report on Form 10-Q for the quarter ended September 30, 1998 is incorporated herein by reference.

3	.1(ii)	Certificate of Amendment of Restated Certificate of Incorporation of Allied dated January 23, 2003. Exhibit 3.1(ii) to the Company’s Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

3.2		Amended and Restated Bylaws of the Company as of May 13, 1997. Exhibit 3.2 to the Company’s Report on Form 10-Q for the quarter ended June 30, 1997 is incorporated herein by reference.

3	.2(i)	Amendment to the Amended and Restated Bylaws of the Company, effective June 30, 1999. Exhibit 3.2 to Allied’s Report on Form 10-K for the year ended December 31, 1999 is incorporated herein by reference.

3	.2(ii)	Amendment No. 2 to the Amended and Restated Bylaws of Allied Waste Industries, Inc., effective June 24, 2003. Exhibit 3.2 to Allied’s Report on Form 10-Q for the quarter ended September 30, 2003 is incorporated herein by reference.

3.3		Certificate of Designations of 6 1/4% Series C Senior Mandatory Convertible Preferred Stock of Allied Waste Industries, Inc., as filed with the Delaware Secretary of State on April 8, 2003. Exhibit 3.01 to Allied’s Current Report on Form 8-K dated April 10, 2003 is incorporated by reference.

3.4		Certificate of Designations of 6 1/4% Series D Senior Mandatory Convertible Preferred Stock of Allied Waste Industries, Inc., as filed with the Delaware Secretary of State on March 3, 2005. Exhibit 2 to Allied’s Report on Form 8-A dated March 3, 2005 is incorporated herein by reference.

4.1		Senior Indenture relating to the 1998 Senior Notes dated as of December 23, 1998, by and among Allied NA and U.S. Bank Trust National Association, as Trustee, with respect to the 1998 Senior Notes and Exchange Notes. Exhibit 4.1 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

4.2		Ten Year Series Supplemental Indenture relating to the 1998 Ten Year Notes, dated December 23, 1998, among Allied NA, the Guarantors and the Trustee. Exhibit 4.6 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

4.3		Form of Series B Ten Year Notes. Exhibit 4.7 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

Exhibit
No.	Description

4.4	Fourth Supplemental Indenture relating to the 1998 Senior Notes, dated as of July 30, 1999, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.26 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by reference.

4.5	Fifth Supplemental Indenture relating to the 1998 Senior Notes, dated as of December 29, 1999, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.27 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by reference.

4.6	Sixth Supplemental Indenture relating to the 8 7/8% Senior Notes 2008, dated January 30, 2001, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.1 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2001 is incorporated herein by reference.

4.7	Amendment No. 1 to Sixth Supplemental Indenture relating to the 8 7/8% Senior Notes due 2008, dated as of June 29, 2001, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.2 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.8	Seventh Supplemental Indenture relating to the 1998 Senior Notes and the 8 7/8% Senior Notes due 2008, dated as of June 29, 2001, among Allied NA, certain guarantors signatory thereto and U.S. Bank Trust National Association, as Trustee. Exhibit 4.21 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.9	Eighth Supplemental Indenture relating to the 8 1/2% Senior Notes due 2008, dated November 27, 2001, among Allied NA, certain guarantors signature thereto, and U.S. Bank National Association, formerly U.S. Bank Trust National Association, as Trustee. Exhibit 4.1 to Allied’s Registration Statement on Form S-4 (No. 333-82362) is incorporated by reference.

4.10	Ninth Supplemental Indenture relating to the 9 1/4% Senior Notes due 2012, dated November 15, 2002, among Allied NA, certain guarantors signatory thereto, and U.S. Bank National Association as Trustee. Exhibit 10.75 to Allied’s Report on Form 10K for the year ended December 31, 2002.

4.11	Tenth Supplemental Indenture governing the 7 7/8% Senior Notes due 2013, dated April 9, 2003, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.01 to Allied’s Current Report on Form 8-K dated April 10, 2003 is incorporated by reference.

4.12	Eleventh Supplemental Indenture relating to the 6 1/2% Senior Notes due 2010, dated November 10, 2003, among Allied NA, certain guarantors signatory thereto, and U.S. Bank National Association as Trustee. Exhibit 10.5 to Allied’s Report on Form 10-Q for the quarter ended September 30, 2003 is incorporated herein by reference.

4.13	Twelfth Supplemental Indenture governing the 5 3/4% Series A Senior Notes due 2011, dated January 27, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.58 to Allied Report on Form 10-K for the year ended December 31, 2003.

4.14	Thirteenth Supplemental Indenture governing the 6 1/8% Series A Senior Notes due 2014, dated January 27, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.59 to Allied Report on Form 10-K for the year ended December 31, 2003.

4.15	Fourteenth Supplemental Indenture governing the 7 3/8% Series A Senior Notes due 2014, dated April 20, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.22 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

4.16	Fifteenth Supplemental Indenture governing the 6 3/8% Series A Senior Notes due 2011, dated April 20, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.23 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

Exhibit
No.		Description

4.17		Sixteenth Supplemental Indenture governing the 7 1/4% Series A Senior Notes due 2015, dated March 9, 2005, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as Trustee. Exhibit 1.01 to Allied’s Current Report on Form 8-K dated March 8, 2005 is incorporated herein by reference.

4.18		Seven Year Series Supplemental Indenture relating to the 1998 Seven Year Notes, dated December 23, 1998, among Allied NA, the Guarantors and the Trustee. Exhibit 4.4 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

4.19		Form of Series B Seven Year Notes. Exhibit 4.25 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

4.20		Restated Indenture relating to debt issued by Browning-Ferris Industries, Inc., dated September 1, 1991, among BFI and First City, Texas-Houston, National Association, as Trustee. Exhibit 4.22 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.21		First Supplemental Indenture relating to the debt issued by Browning-Ferris Industries, Inc., dated July 30, 1999, among Allied, Allied NA, Browning-Ferris Industries, Inc. and Chase Bank of Texas, National Association, as Trustee. Exhibit 4.23 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.22		Second Amended and Restated Registration Rights Agreement, dated as of December 18, 2003, between Allied and the purchasers of the Series A Convertible Preferred Stock and related parties. Exhibit 10.60 to Allied Report on Form 10-K for the year ended December 31, 2003.

4.23		Registration Rights Agreement, dated as of March 9, 2005, among the Registrant, Allied Waste North America, Inc., J.P. Morgan Securities Inc., UBS Securities LLC, Credit Suisse First Boston LLC, Wachovia Capital Markets, LLC, Banc of America Securities LLC, BNP Paribas Securities Corp., Calyan Securities (USA) and Scotia Capital (USA) Inc. concerning the registration of the 7 1/4% Senior Notes due 2015. Exhibit 1.02 top Allied’s Current Report on Form 8-K dated March 10, 2005 is incorporated herein by reference.

4.24		Indenture, dated as of April 20, 2004, among Allied Waste Industries, Inc., and U.S. Bank Trust National Association, as Trustee, regarding the 4 1/4% Senior Subordinated Convertible Debentures due 2034 of Allied Waste Industries, Inc. Exhibit 10.24 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

4.25		Form of 8 1/2% Senior Notes due 2008 (included in Exhibit 4.9).

4.26		Form of 8 7/8% Senior Notes due 2008. Exhibit 4.3 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.27		First Supplemental Indenture, dated as of December 31, 2004, between Browning-Ferris Industries, Inc., BBCO, and JP Morgan Chase Bank, National Association as trustee. Exhibit 4.33 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

4	.28*	Supplemental Indenture to the Sixteenth Supplemental Indenture, dated as of September 20, 2005, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.
5	.1**	Opinion of Latham & Watkins LLP, special counsel to Allied.

10.1		Securities Purchase Agreement dated April 21, 1997 between Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo (U.K.) Partners III, L.P.; Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P. and Blackstone Family Investment Partnership II L.P.; Laidlaw Inc. and Laidlaw Transportation, Inc.; and Allied Waste Industries, Inc. Exhibit 10.1 to Allied’s Report on Form 10-Q for the quarter ended March 31, 1997, is incorporated herein by reference.

10.2		2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.7 to Allied’s Quarterly Report on Form 10-Q, dated August 4, 2005, is incorporated herein by reference.

10.3		Amended and Restated 1994 Incentive Stock Plan. Exhibit 10.1 to Allied’s Quarterly Report on Form 10-Q dated May 31, 1996, is incorporated herein by reference.

Exhibit
No.	Description

10.4	First Amendment to the 1994 Amended and Restated Incentive Stock Plan dated January 1, 1998. Exhibit 4.44 to Allied’s Quarterly Report on Form 10-Q dated May 15, 2002, is incorporated herein by reference.

10.5	First Amendment to the 1994 Incentive Stock Plan dated June 20, 2000 is incorporated herein by reference.

10.6	Second Amendment to the 1994 Incentive Stock Plan dated December 12, 2002. Exhibit 10.46 to Allied’s Annual Report on Form 10-K dated March 26, 2003, is incorporated herein by reference.

10.7	2005 Senior Management Incentive Plan. Exhibit 10.5 to Allied’s Quarterly Report on Form 10-Q, dated May 5, 2005, is incorporated herein by reference.

10.8	2005 Transition Plan for Senior and Key Management Employees. Exhibit 10.7 to Allied’s Quarterly Report on form 10-Q, dated May 5, 2005, is incorporated herein by reference.

10.9	First Amendment to Allied Waste Industries, Inc. Long-Term Incentive Plan. Exhibit 10.9 to Allied’s Quarterly Report on form 10-Q, dated May 5, 2005, is incorporated herein by reference.

10.10	Amended and Restated Collateral Trust Agreement, dated April 29, 2003, among Allied NA, certain of its subsidiaries, and JPMorgan Chase Bank, as Collateral Trustee. Exhibit 10.14 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.11	Amended and Restated Shared Collateral Pledge Agreement, dated April 29, 2003, among Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Trustee. Exhibit 10.13 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

Exhibit
No.	Description

10.12	Amended and Restated Shared Collateral Security Agreement, dated April 29, 2003, among Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Trustee. Exhibit 10.12 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.13	Amended and Restated Non-Shared Collateral Security Agreement, dated April 29, 2003, among Allied, Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Agent. Exhibit 10.10 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.14	Amended and Restated Non-Shared Collateral Pledge Agreement, dated April 29, 2003, among Allied, Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Agent. Exhibit 10.11 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.15	Amended and Restated Credit Agreement, dated March 21, 2005 among Allied NA, Allied, certain lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and Citicorp North America, Inc., as Syndication Agent. Exhibit 10.11 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005 is incorporated herein by reference.

10.16	Exchange Agreement, dated July 31, 2003, by and among Allied Waste Industries, Inc., and the Parties Listed on Schedule I thereto. Exhibit 1.01 to Allied’s Current Report on Form 8-K dated August 6, 2003 is incorporated by reference.

10.17	Executive Employment Agreement between the Company and Thomas W. Ryan effective August 1, 2003. Exhibit 10.1 to Allied’s Report on Form 10-Q for the quarter ended September 30, 2003 is incorporated herein by reference.

10.18	Executive Employment Agreement between the Company and Donald W. Slager effective January 1, 2004. Exhibit 10.2 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.19	Executive Employment Agreement between the Company and Peter S. Hathaway effective January 1, 2004. Exhibit 10.3 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.20	Executive Employment Agreement between the Company and Steven M. Helm effective January 1, 2004. Exhibit 10.4 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.21	Executive Employment Agreement between the Company and Donald A. Swierenga effective June 1, 2004. Exhibit 10.12 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.22	Long-Term Incentive Plan effective January 1, 2004. Exhibit 10.5 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.23	Amended and Restated 1991 Incentive Stock Plan effective February 5, 2004. Exhibit 10.8 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.24	Executive Deferred Compensation Plan effective February 5, 2004. Exhibit 10.9 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.25	Supplemental Executive Retirement Plan effective August 1, 2003. Exhibit 10.10 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.26	Amendment to the 1993 Incentive Stock Plan — 2004-2, effective February 5, 2004. Exhibit 10.12 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.27	Restated 1993 Incentive Stock Plan effective February 5, 2004. Exhibit 10.13 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.28	Restated 1994 Incentive Stock Plan effective February 5, 2004. Exhibit 10.16 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

Exhibit
No.	Description

10.29	Indemnification Agreement — Employees (Specimen Agreement with List of Covered Persons). Exhibit 10.18 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.30	Indemnification Agreement — Employees (List of Covered Persons). Exhibit 10.2 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2004, is incorporated herein by reference.

10.31	Indemnification Agreement — Non-Employee Directors (Specimen Agreement with List of Covered Persons). Exhibit 10.19 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.32	Indemnification Agreement — Non-Employee Directors (List of Covered Persons). Exhibit 10.3 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2004, is incorporated herein by reference.

10.33	Executive Employment Agreement between the Company and Charles H. Cotros effective October 4, 2004. Exhibit 10.1 to Allied’s Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

10.34	First Amendment to Executive Employment Agreement effective May 27, 2005, between Allied Waste Industries, Inc. and Charles H. Cotros. Exhibit 10.09 to Allied’s Quarterly Report on Form 10-Q, dated August 4, 2005, is incorporated herein by reference.

10.35	Option Agreement between the Company and Charles H. Cotros effective October 4, 2004. Exhibit 10.1 to Allied’s Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

10.36	Amendment to the Executive Employment Agreement between the Company and Thomas H. Van Weelden effective October 4, 2004. Exhibit 10.1 to Allied’s Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

10.37	Second Amendment to Executive Employment Agreement between Allied Waste Industries, Inc. and Thomas H. Van Weelden, effective October 25, 2004. Exhibit 10.03 to Allied’s Report on Form 8-K dated October 26, 2004 is incorporated herein by reference.

10.38	Form of Nonqualified Stock Option Agreement under the Amended and Restated 1991 Incentive Stock Option Plan. Exhibit 10.01 to Allied’s Report on Form 8-K dated December 10, 2004 is incorporated herein by reference.

10.39	Form of Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.02 to Allied’s Report on Form 8-K dated December 10, 2004 is incorporated herein by reference.

10.40	First Amendment to the Amended and Restated 1991 Incentive Stock Plan (As Amended and Restated effective February 5, 2004). Exhibit 10.03 to Allied’s Report on Form 8-K dated December 10, 2004 is incorporated herein by reference.

10.41	Form of Nonqualified Stock Option Agreement under the 1994 Amended and Restated Non-Employee Directors Stock Option Plan. Exhibit 10.61 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.42	Form of Performance-Accelerated Restricted Stock Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.62 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.43	Form of the First Amendment to the Performance-Accelerated Restricted Stock Agreement, dated January 1, 2002, under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.63 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.44	Form of the Second Amendment to the Performance-Accelerated Restricted Stock Agreement, dated July 1, 2004, under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.64 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

Exhibit
No.	Description

10.45	Form of the Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.65 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.46	Form of the Amendment to the Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.66 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.47	Form of Restricted Stock Agreement under 2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.2 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.48	Form of Restricted Stock Units Agreement under 2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.3 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.49	Form of Stock Option Agreement under 2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.4 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.50	Receivables Sale Agreement, dated as of March 7, 2003, among Allied Waste North America, Inc, as originators and Allied Receivables Funding Incorporated as buyer. Exhibit 10.67 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.51	Credit and Security Agreement, dated as of March 7, 2003, among Allied Receivables Funding Incorporated as borrower, Allied Waste North America, Inc. as servicer, Blue Ridge Asset Funding Corporation as a lender, Wachovia Bank, National Association as a lender group agent and Wachovia Bank, National Association as agent. Exhibit 10.68 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.52	Sixth Amendment to Receivable Sale Agreement, effective September 30, 2004. Exhibit 10.69 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.53	Seventh Amendment to Credit and Security Agreement, effective September 30, 2004. Exhibit 10.70 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.54	Eighth Amendment to the Receivables Sale Agreement, dated as of May 31, 2005, among Allied Waste North America, Inc, as originators and Allied Receivables Funding Incorporated as buyer. Exhibit 10.53 to Allied’s Report on Form S-4 dated June 29, 2005 is incorporated herein by reference.

10.55	Ninth Amendment to the Credit and Security Agreement, dated as of May 31, 2005, among Allied Receivables Funding Incorporated as borrower, Allied Waste North America, Inc. as servicer, Blue Ridge Asset Funding Corporation as a lender, Wachovia Bank, National Association as agent, liquidity bank and lender group agent, Atlantic Asset Securitization Corp., as a lender and Calyon New York Branch, as Atlantic group agent and as Atlantic liquidity bank. Exhibit 10.54 to Allied’s Report on Form S-4 dated June 29, 2005 is incorporated herein by reference.

10.56	2005 Executive Deferred Compensation Plan, effective December 1, 2004. Exhibit 10.71 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.57	Executive Employment Agreement between the Company and James E. Gray, effective January 3, 2001. Exhibit 10.72 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.58	Executive Employment Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.01 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

10.59	Nonqualified Stock Option Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.02 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

Exhibit
No.		Description

10.60		Restricted Stock Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.03 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

10.61		Indemnity Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.04 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

12.1		Ratio of earnings to fixed charges and preferred stock dividends. Exhibit 12.1 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2005, is incorporated herein by reference.

21	**	Subsidiaries of the Registrant.

23	.1*	Consent of PricewaterhouseCoopers LLP.

25	.1**	Statement of Eligibility of U.S. Bank National Association, as trustee, on form T-1.

99	.1**	Form of Letter of Transmittal.

99	.2**	Form of Notice of Guaranteed Delivery.

99	.3**	Form of Letter from Allied Waste Industries, Inc. to Registered Holders and DTC Participants.

99	.4**	Form of Instructions from Beneficial Owners to Registered Holders and DTC Participants.

99	.5**	Form of Letter to Beneficial Holders.

*	Filed herewith.

**	Previously filed.

      (B) Financial Statement Schedules
      Schedules are omitted since the information required to be submitted has been included in the Supplemental Consolidated Financial Statements of the Company or the notes thereto, or the required information is not applicable.

Item 22.	Undertakings
      The Registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(5) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(6) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
      Pursuant to the requirements of the Securities Act, Allied Waste Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

Allied Waste Industries, Inc.

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President
and Chief Financial Officer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter S. Hathaway, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ John J. Zillmer John J. Zillmer	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

/s/ Peter S. Hathaway Peter S. Hathaway	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ James E. Gray James E. Gray	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

/s/ Robert Agate Robert Agate	Director

/s/ Leon D. Black Leon D. Black	Director

/s/ Charles H. Cotros Charles H. Cotros	Director

Signature	Title

/s/ James W. Crownover James W. Crownover	Director

/s/ Joshua J. Harris Joshua J. Harris	Director

/s/ Dennis R. Hendrix Dennis R. Hendrix	Director

/s/ J. Tomilson Hill J. Tomilson Hill	Director

/s/ Nolan Lehmann Nolan Lehmann	Director

/s/ James A. Quella James A. Quella	Director

/s/ Antony P. Ressler Antony P. Ressler	Director

      Pursuant to the requirements of the Securities Act, Allied Waste North America, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

Allied Waste North America, Inc.

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter S. Hathaway, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ John J. Zillmer John J. Zillmer	Director, President (Principal Executive Officer) and Chief Executive Officer

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer)

/s/ Thomas P. Martin Thomas P. Martin	Vice President and Treasurer (Principal Financial Officer)

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary

      Pursuant to the requirements of the Securities Act, AWNA Trust certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

AWNA Trust

By:	Allied Waste Industries, Inc., Sponsor

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule A hereto certifies that it reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule A hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule B hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule B hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule C hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule C hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Peter S. Hathaway Peter S. Hathaway	Director and President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Steven M. Helm Steven M. Helm	Director and Vice President

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule D hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule D hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of Browning-Ferris Industries, LLC, Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Browning-Ferris Industries, LLC, Member

/s/ James E. Gray James E. Gray	Director of Browning-Ferris Industries, LLC, Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule E hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule E hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Peter S. Hathaway Peter S. Hathaway	Director and President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Steven M. Helm Steven M. Helm	Vice President

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule F hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule F hereto.

By:	Browning-Ferris Industries of Tennessee, Inc. Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of Browning-Ferris Industries of Tennessee, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Browning-Ferris Industries of Tennessee, Inc., Member

/s/ James E. Gray James E. Gray	Director of Browning-Ferris Industries of Tennessee, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule G hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule G hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc. as Managing Member

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc. as Managing Member

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc. as Managing Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule H hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule H hereto.

By:	Allied Waste Landfill Holdings, Inc. General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President of Allied Waste Landfill Holdings, Inc. (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Allied Waste Landfill Holdings, Inc. (Principal Executive Officer)

/s/ James E. Gray James E. Gray	Director of Allied Waste Landfill Holdings, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule I hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule I hereto.

By:	Bridgeton Landfill, LLC Member

By:	Allied Waste North America, Inc. Member of Bridgeton Landfill, LLC

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

Signature	Title

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc.

/s/ Steven H. Helm Steven H. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc.

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule J hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule J hereto.

By:	Allied Waste Landfill Holdings, Inc. General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

By:	Allied Waste North America, Inc. General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Vice President and Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President of Allied Waste Landfill Holdings, Inc. (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Allied Waste Landfill Holdings, Inc. (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director of Allied Waste Landfill Holdings, Inc.

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc. (Principal Executive Officer)

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc.

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Accounting Officer and Chief Financial Officer of Allied Waste North America, Inc. (Principal Accounting Officer)

/s/ Thomas P. Martin Thomas P. Martin	Vice President and Treasurer of Allied Waste North America, Inc. (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule K hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule K hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc., Member

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc., Member

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule L hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule L hereto.

By:	Liberty Waste Services of Illinois, L.L.C. Managing Member

By:	Liberty Waste Services Limited, L.L.C. Managing Member of Liberty Waste Services of Illinois, L.L.C.

By:	American Disposal Services of Illinois, Inc. Managing Member of Liberty Waste Services Limited, L.L.C.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of American Disposal Services of Illinois, Inc.

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of American Disposal Services of Illinois, Inc.

/s/ James E. Gray James E. Gray	Director of American Disposal Services of Illinois, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule M hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule M hereto.

By:	Brenham Total Roll-Offs, LP Member

By:	Allied Waste Landfill Holdings, Inc. General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President of Allied Waste Landfill Holdings, Inc. as General Partner

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Allied Waste Landfill Holdings, Inc. as General Partner

/s/ James E. Gray James E. Gray	Director of Allied Waste Landfill Holdings, Inc. as General Partner

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule N hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule N hereto.

By:	Liberty Waste Services Limited, L.L.C. Managing Member

By:	American Disposal Services of Illinois, Inc. Managing Member of Liberty Waste Services Limited, L.L.C.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President of American Disposal Services Illinois, Inc.

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of American Disposal Services of Illinois, Inc.

/s/ James E. Gray James E. Gray	Director of American Disposal Services of Illinois, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule O hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule O hereto.

By:	American Disposal Services of Illinois, Inc. Managing Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of American Disposal Services Illinois, Inc.

Signature	Title

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of American Disposal Services of Illinois, Inc.

/s/ James E. Gray James E. Gray	Director of American Disposal Services of Illinois, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule P hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule P hereto.

By:	Allied Green Power, Inc. Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of Allied Green Power, Inc., Member

Signature	Title

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Allied Green Power, Inc., Member

/s/ James E. Gray James E. Gray	Director of Allied Green Power, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule Q hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule Q hereto.

By:	ECDC Holdings, Inc. Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of ECDC Holdings, Inc., Member

Signature	Title

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of ECDC Holdings, Inc., Member

/s/ James E. Gray James E. Gray	Director of ECDC Holdings, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule R hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule R hereto.

By:	Allied Waste Systems, Inc., Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of Allied Waste Systems, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Allied Waste Systems, Inc., Member

/s/ James E. Gray James E. Gray	Director of Allied Waste Systems, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule S hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule S hereto.

By:	Rabanco Recycling, Inc.

General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

By:	Rabanco, Ltd.

General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of Rabanco Recycling, Inc. (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Rabanco Recycling, Inc. (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director of Rabanco Recycling, Inc.

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of Rabanco, Ltd. (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Rabanco, Ltd. (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director of Rabanco, Ltd.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule T hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule T hereto.

By:	Rabanco, Ltd.

Managing General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director, Executive Vice President of Rabanco, Ltd., Managing General Partner (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director, Treasurer of Rabanco, Ltd., Managing General Partner (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director of Rabanco, Ltd., Managing General Partner

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule U hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule U hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
President
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Paul Rosland Paul Rosland	Sole Director and President

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule V hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule V hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Steven Forney Steven Forney	Director

/s/ James E. Gray James E. Gray	Director

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule W hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule W hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Steven M. Helm Steven M. Helm	Director and President (Principal Executive Officer)

/s/ Donald W. Slager Donald W. Slager	Director

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule X hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule X hereto.

By:	Allied Waste North America, Inc. General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

By:	Browning-Ferris Industries of Tennessee, Inc. General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc. (Principal Executive Officer)

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc. (Principal Accounting Officer)

/s/ Thomas P. Martin Thomas P. Martin	Vice President and Treasurer (Principal Financial Officer) of Allied Waste North America, Inc.

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc.

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of Browning-Ferris. Industries of Tennessee, Inc. (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Browning-Ferris Industries of Tennessee, Inc. (Principal Financial Officer and Principal Accounting Officer)

/s/ James E. Gray James E. Gray	Director of Browning-Ferris Industries of Tennessee, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule Y hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule Y hereto.

By:	Frontier Waste Services, L.P. Member

By:	Allied Waste Landfill Holdings, Inc. General Partner of Frontier Waste Services, L.P.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President of Allied Waste Landfill Holdings, Inc.

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Allied Waste Landfill Holdings, Inc.

/s/ James E. Gray James E. Gray	Director of Allied Waste Landfill Holdings, Inc.

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule Z hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule Z hereto.

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of BFI Waste Systems of North America, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of BFI Waste Systems of North America, Inc., Member

/s/ James E. Gray James E. Gray	Director of BFI Waste Systems of North America, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule AA hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule AA hereto.

By:	Allied Waste North America, Inc., Member and Manager

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President

By:	BFI Energy Systems of Essex County, Inc.,

Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc., Member and Manager

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc., Member and Manager

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc., Member and Manager

/s/ Donald W. Slager Donald W. Slager	Director and President of BFI Energy Systems of Essex County, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of BFI Energy Systems of Essex County, Inc., Member

/s/ Donald W. Slager Donald W. Slager	Director of BFI Energy Systems of Essex County, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule BB hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule BB hereto.

By:	Allied Waste North America, Inc., Member and Manager

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President

By:	BFI Energy Systems of Hempstead, Inc. Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc., Member and Manager

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc., Member and Manager

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc., Member and Manager

/s/ Donald W. Slager Donald W. Slager	Director and President of BFI Energy Systems of Hempstead, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of BFI Energy Systems of Hempstead, Inc., Member

/s/ James E. Gray James E. Gray	Director of BFI Energy Systems of Hempstead, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule CC hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule CC hereto.

By:	Allied Waste North America, Inc., Member and Manager

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President

By:	BFI Energy Systems of Niagara, Inc. Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

By:	Browning-Ferris Industries of New York, Inc. Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc., Member and Manager

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc., Member and Manager

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc., Member and Manager

/s/ Donald W. Slager Donald W. Slager	Director and President of BFI Energy Systems of Niagara, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of BFI Energy Systems of Niagara, Inc., Member

/s/ James E. Gray James E. Gray	Director of BFI Energy Systems of Niagara, Inc., Member

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of Browning-Ferris Industries of New York, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Browning-Ferris Industries of New York, Inc., Member

/s/ James E. Gray James E. Gray	Director of Browning-Ferris Industries of New York, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule DD hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule DD hereto.

By:	Allied Waste North America, Inc., Member and Manager

By:	/s/ Peter S. Hathaway

Peter S. Hathaway
Executive Vice President

By:	BFI Energy Systems of Southeastern Connecticut, Inc., Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer

POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ John J. Zillmer John J. Zillmer	Director, President and Chief Executive Officer of Allied Waste North America, Inc., Member and Manager

/s/ Peter S. Hathaway Peter S. Hathaway	Director, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Allied Waste North America, Inc., Member and Manager

/s/ Steven M. Helm Steven M. Helm	Director, Vice President — Legal and Corporate Secretary of Allied Waste North America, Inc., Member and Manager

/s/ Donald W. Slager Donald W. Slager	Director and President of BFI Energy Systems of Southeastern Connecticut, Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of BFI Energy Systems of Southeastern Connecticut, Inc., Member

/s/ James E. Gray James E. Gray	Director of BFI Energy Systems of Southeastern Connecticut, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule EE hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule EE hereto.

By:	BFI Energy Systems of Southeastern Connecticut, Inc., General Partner

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Director and President of BFI Energy Systems of Southeastern Connecticut, Inc., General Partner

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of BFI Energy Systems of Southeastern Connecticut, Inc., General Partner

/s/ James E. Gray James E. Gray	Director of BFI Energy Systems of Southeastern Connecticut, Inc., Managing General Partner

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule FF hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule FF hereto.

By:	Browning-Ferris Industries of Ohio, Inc., Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of Browning-Ferris Industries of Ohio, Inc., Member

Signature	Title

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Browning-Ferris Industries of Ohio, Inc., Member

/s/ James E. Gray James E. Gray	Director of Browning-Ferris Industries of Ohio, Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule GG hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule GG hereto.

By:	County Disposal (Ohio), Inc., Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose Signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	Executive Vice President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and Executive Vice President of County Disposal (Ohio), Inc., Member

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of County Disposal (Ohio), Inc., Member

/s/ James E. Gray James E. Gray	Director of County Disposal (Ohio), Inc., Member

      Pursuant to the requirements of the Securities Act, each of the Subsidiary Guarantors listed on Schedule HH hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on October 4, 2005.

On behalf of each Subsidiary Guarantor
listed on Schedule HH hereto.

By:	Browning-Ferris Industries, LLC Member

By:	/s/ Thomas P. Martin

Thomas P. Martin
Treasurer
POWER OF ATTORNEY
      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas P. Martin, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed by each of the following persons in the capacities indicated on October 4, 2005.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (Principal Executive Officer)

/s/ Thomas P. Martin Thomas P. Martin	Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Slager Donald W. Slager	Director and President of Browning-Ferris Industries, LLC, Member

Signature	Title

/s/ Thomas P. Martin Thomas P. Martin	Director and Treasurer of Browning-Ferris Industries, LLC, Member

/s/ James E. Gray James E. Gray	Director of Browning-Ferris Industries, LLC, Member

EXHIBIT INDEX

Exhibit
No.		Description

2.1		Amended and Restated Agreement and Plan of Reorganization between Allied Waste Industries, Inc. and Rabanco Acquisition Company, Rabanco Acquisition Company Two, Rabanco Acquisition Company Three, Rabanco Acquisition Company Four, Rabanco Acquisition Company Five, Rabanco Acquisition Company Six, Rabanco Acquisition Company Seven, Rabanco Acquisition Company Eight, Rabanco Acquisition Company Nine, Rabanco Acquisition Company Ten, Rabanco Acquisition Company Eleven, and Rabanco Acquisition Company Twelve. Exhibit 2.4 to Allied’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 is incorporated herein by reference.

2.2		Agreement and Plan of Merger dated as of August 10, 1998 by and among Allied Waste Industries, Inc., AWIN II Acquisition Corporation and American Disposal Services, Inc. Exhibit 2 to Allied’s Report on Form 8-K filed August 21, 1998 is incorporated herein by reference.

2.3		Agreement and Plan of Merger dated as of March 7, 1999 by and among Allied Waste Industries, Inc., AWIN I Acquisition Corporation and Browning-Ferris Industries, Inc. Exhibit 2 to Allied’s Report on Form 8-K filed March 16, 1999 is incorporated herein by reference.

3.1		Amended Certificate of Incorporation of Allied. Exhibit 3.1 to the Company’s Report on Form 10-K/A for the fiscal year ended December 31, 1996 is incorporated herein by reference.

3	.1(i)	Amendment to Amended Certificate of Incorporation of Allied dated October 15, 1998. Exhibit 3.4 to the Company’s Report on Form 10-Q for the quarter ended September 30, 1998 is incorporated herein by reference.

3	.1(ii)	Certificate of Amendment of Restated Certificate of Incorporation of Allied dated January 23, 2003. Exhibit 3.1(ii) to the Company’s Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

3.2		Amended and Restated Bylaws of the Company as of May 13, 1997. Exhibit 3.2 to the Company’s Report on Form 10-Q for the quarter ended June 30, 1997 is incorporated herein by reference.

3	.2(i)	Amendment to the Amended and Restated Bylaws of the Company, effective June 30, 1999. Exhibit 3.2 to Allied’s Report on Form 10-K for the year ended December 31, 1999 is incorporated herein by reference.

3	.2(ii)	Amendment No. 2 to the Amended and Restated Bylaws of Allied Waste Industries, Inc., effective June 24, 2003. Exhibit 3.2 to Allied’s Report on Form 10-Q for the quarter ended September 30, 2003 is incorporated herein by reference.

3.3		Certificate of Designations of 6 1/4% Series C Senior Mandatory Convertible Preferred Stock of Allied Waste Industries, Inc., as filed with the Delaware Secretary of State on April 8, 2003. Exhibit 3.01 to Allied’s Current Report on Form 8-K dated April 10, 2003 is incorporated by reference.

3.4		Certificate of Designations of 6 1/4% Series D Senior Mandatory Convertible Preferred Stock of Allied Waste Industries, Inc., as filed with the Delaware Secretary of State on March 3, 2005. Exhibit 2 to Allied’s Report on Form 8-A dated March 3, 2005 is incorporated herein by reference.

4.1		Senior Indenture relating to the 1998 Senior Notes dated as of December 23, 1998, by and among Allied NA and U.S. Bank Trust National Association, as Trustee, with respect to the 1998 Senior Notes and Exchange Notes. Exhibit 4.1 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

4.2		Ten Year Series Supplemental Indenture relating to the 1998 Ten Year Notes, dated December 23, 1998, among Allied NA, the Guarantors and the Trustee. Exhibit 4.6 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

4.3		Form of Series B Ten Year Notes. Exhibit 4.7 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

4.4		Fourth Supplemental Indenture relating to the 1998 Senior Notes, dated as of July 30, 1999, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.26 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by reference.

Exhibit
No.	Description

4.5	Fifth Supplemental Indenture relating to the 1998 Senior Notes, dated as of December 29, 1999, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.27 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by reference.

4.6	Sixth Supplemental Indenture relating to the 8 7/8% Senior Notes 2008, dated January 30, 2001, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.1 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2001 is incorporated herein by reference.

4.7	Amendment No. 1 to Sixth Supplemental Indenture relating to the 8 7/8% Senior Notes due 2008, dated as of June 29, 2001, among Allied NA, certain guarantors signatory thereto, and U.S. Bank Trust National Association, as Trustee. Exhibit 4.2 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.8	Seventh Supplemental Indenture relating to the 1998 Senior Notes and the 8 7/8% Senior Notes due 2008, dated as of June 29, 2001, among Allied NA, certain guarantors signatory thereto and U.S. Bank Trust National Association, as Trustee. Exhibit 4.21 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.9	Eighth Supplemental Indenture relating to the 8 1/2% Senior Notes due 2008, dated November 27, 2001, among Allied NA, certain guarantors Signature thereto, and U.S. Bank National Association, formerly U.S. Bank Trust National Association, as Trustee. Exhibit 4.1 to Allied’s Registration Statement on Form S-4 (No. 333-82362) is incorporated by reference.

4.10	Ninth Supplemental Indenture relating to the 9 1/4% Senior Notes due 2012, dated November 15, 2002, among Allied NA, certain guarantors signatory thereto, and U.S. Bank National Association as Trustee. Exhibit 10.75 to Allied’s Report on Form 10K for the year ended December 31, 2002.

4.11	Tenth Supplemental Indenture governing the 7 7/8% Senior Notes due 2013, dated April 9, 2003, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.01 to Allied’s Current Report on Form 8-K dated April 10, 2003 is incorporated by reference.

4.12	Eleventh Supplemental Indenture relating to the 6 1/2% Senior Notes due 2010, dated November 10, 2003, among Allied NA, certain guarantors signatory thereto, and U.S. Bank National Association as Trustee. Exhibit 10.5 to Allied’s Report on Form 10-Q for the quarter ended September 30, 2003 is incorporated herein by reference.

4.13	Twelfth Supplemental Indenture governing the 5 3/4% Series A Senior Notes due 2011, dated January 27, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.58 to Allied Report on Form 10-K for the year ended December 31, 2003.

4.14	Thirteenth Supplemental Indenture governing the 6 1/8% Series A Senior Notes due 2014, dated January 27, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.59 to Allied Report on Form 10-K for the year ended December 31, 2003.

4.15	Fourteenth Supplemental Indenture governing the 7 3/8% Series A Senior Notes due 2014, dated April 20, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.22 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

4.16	Fifteenth Supplemental Indenture governing the 6 3/8% Series A Senior Notes due 2011, dated April 20, 2004, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee. Exhibit 10.23 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

4.17	Sixteenth Supplemental Indenture governing the 7 1/4% Series A Senior Notes due 2015, dated March 9, 2005, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as Trustee. Exhibit 1.01 to Allied’s Current Report on Form 8-K dated March 8, 2005 is incorporated herein by reference.

4.18	Seven Year Series Supplemental Indenture relating to the 1998 Seven Year Notes, dated December 23, 1998, among Allied NA, the Guarantors and the Trustee. Exhibit 4.4 to Allied’s Registration Statement on Form S-4 (No. 333-70709) is incorporated herein by reference.

Exhibit
No.		Description

4.19		Form of Series B Seven Year Notes. Exhibit 4.25 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

4.20		Restated Indenture relating to debt issued by Browning-Ferris Industries, Inc., dated September 1, 1991, among BFI and First City, Texas-Houston, National Association, as Trustee. Exhibit 4.22 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.21		First Supplemental Indenture relating to the debt issued by Browning-Ferris Industries, Inc., dated July 30, 1999, among Allied, Allied NA, Browning-Ferris Industries, Inc. and Chase Bank of Texas, National Association, as Trustee. Exhibit 4.23 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.22		Second Amended and Restated Registration Rights Agreement, dated as of December 18, 2003, between Allied and the purchasers of the Series A Convertible Preferred Stock and related parties. Exhibit 10.60 to Allied Report on Form 10-K for the year ended December 31, 2003.

4.23		Registration Rights Agreement, dated as of March 9, 2005, among the Registrant, Allied Waste North America, Inc., J.P. Morgan Securities Inc., UBS Securities LLC, Credit Suisse First Boston LLC, Wachovia Capital Markets, LLC, Banc of America Securities LLC, BNP Paribas Securities Corp., Calyan Securities (USA) and Scotia Capital (USA) Inc. concerning the registration of the 7 1/4% Senior Notes due 2015. Exhibit 1.02 top Allied’s Current Report on Form 8-K dated March 10, 2005 is incorporated herein by reference.

4.24		Indenture, dated as of April 20, 2004, among Allied Waste Industries, Inc., and U.S. Bank Trust National Association, as Trustee, regarding the 4 1/4% Senior Subordinated Convertible Debentures due 2034 of Allied Waste Industries, Inc. Exhibit 10.24 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

4.25		Form of 8 1/2% Senior Notes due 2008 (included in Exhibit 4.9).

4.26		Form of 8 7/8% Senior Notes due 2008. Exhibit 4.3 to Allied’s Registration Statement on Form S-4 (No. 333-61744) is incorporated herein by reference.

4.27		First Supplemental Indenture, dated as of December 31, 2004, between Browning-Ferris Industries, Inc., BBCO, and JP Morgan Chase Bank, National Association as trustee. Exhibit 4.33 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.
4	.28*	Supplemental Indenture to the Sixteenth Supplemental Indenture, dated as of September 20, 2005, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.

5	.1**	Opinion of Latham & Watkins LLP, special counsel to Allied.

10.1		Securities Purchase Agreement dated April 21, 1997 between Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo (U.K.) Partners III, L.P.; Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P. and Blackstone Family Investment Partnership II L.P.; Laidlaw Inc. and Laidlaw Transportation, Inc.; and Allied Waste Industries, Inc. Exhibit 10.1 to Allied’s Report on Form 10-Q for the quarter ended March 31, 1997, is incorporated herein by reference.

10.2		2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.7 to Allied’s Quarterly Report on Form 10-Q, dated August 4, 2005, is incorporated herein by reference.

10.3		Amended and Restated 1994 Incentive Stock Plan. Exhibit 10.1 to Allied’s Quarterly Report on Form 10-Q dated May 31, 1996, is incorporated herein by reference.

10.4		First Amendment to the 1994 Amended and Restated Incentive Stock Plan dated January 1, 1998. Exhibit 4.44 to Allied’s Quarterly Report on Form 10-Q dated May 15, 2002, is incorporated herein by reference.

10.5		First Amendment to the 1994 Incentive Stock Plan dated June 20, 2000 is incorporated herein by reference.

10.6		Second Amendment to the 1994 Incentive Stock Plan dated December 12, 2002. Exhibit 10.46 to Allied’s Annual Report on Form 10-K dated March 26, 2003, is incorporated herein by reference.

10.7		2005 Senior Management Incentive Plan. Exhibit 10.5 to Allied’s Quarterly Report on form 10-Q, dated May 5, 2005, is incorporated herein by reference.

10.8		2005 Transition Plan for Senior and Key Management Employees. Exhibit 10.7 to Allied’s Quarterly Report on form 10-Q, dated May 5, 2005, is incorporated herein by reference.

Exhibit
No.	Description

10.9	First Amendment to Allied Waste Industries, Inc. Long-Term Incentive Plan. Exhibit 10.9 to Allied’s Quarterly Report on form 10-Q, dated May 5, 2005, is incorporated herein by reference.

10.10	Amended and Restated Collateral Trust Agreement, dated April 29, 2003, among Allied NA, certain of its subsidiaries, and JPMorgan Chase Bank, as Collateral Trustee. Exhibit 10.14 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.11	Amended and Restated Shared Collateral Pledge Agreement, dated April 29, 2003, among Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Trustee. Exhibit 10.13 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.12	Amended and Restated Shared Collateral Security Agreement, dated April 29, 2003, among Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Trustee. Exhibit 10.12 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.13	Amended and Restated Non-Shared Collateral Security Agreement, dated April 29, 2003, among Allied, Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Agent. Exhibit 10.10 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

10.14	Amended and Restated Non-Shared Collateral Pledge Agreement, dated April 29, 2003, among Allied, Allied NA, certain of its subsidiaries, and JP Morgan Chase Bank, as Collateral Agent. Exhibit 10.11 to Allied’s Registration Statement on Form S-4 (No. 333-104451) is incorporated herein by reference.

Exhibit
No.	Description

10.15	Amended and Restated Credit Agreement, dated March 21, 2005 among Allied NA, Allied, certain lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and Citicorp North America, Inc., as Syndication Agent. Exhibit 10.11 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005 is incorporated herein by reference.

10.16	Exchange Agreement, dated July 31, 2003, by and among Allied Waste Industries, Inc., and the Parties Listed on Schedule I thereto. Exhibit 1.01 to Allied’s Current Report on Form 8-K dated August 6, 2003 is incorporated by reference.

10.17	Executive Employment Agreement between the Company and Thomas W. Ryan effective August 1, 2003. Exhibit 10.1 to Allied’s Report on Form 10-Q for the quarter ended September 30, 2003 is incorporated herein by reference.

10.18	Executive Employment Agreement between the Company and Donald W. Slager effective January 1, 2004. Exhibit 10.2 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.19	Executive Employment Agreement between the Company and Peter S. Hathaway effective January 1, 2004. Exhibit 10.3 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.20	Executive Employment Agreement between the Company and Steven M. Helm effective January 1, 2004. Exhibit 10.4 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.21	Executive Employment Agreement between the Company and Donald A. Swierenga effective June 1, 2004. Exhibit 10.12 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.22	Long-Term Incentive Plan effective January 1, 2004. Exhibit 10.5 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.23	Amended and Restated 1991 Incentive Stock Plan effective February 5, 2004. Exhibit 10.8 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.24	Executive Deferred Compensation Plan effective February 5, 2004. Exhibit 10.9 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.25	Supplemental Executive Retirement Plan effective August 1, 2003. Exhibit 10.10 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.26	Amendment to the 1993 Incentive Stock Plan — 2004-2, effective February 5, 2004. Exhibit 10.12 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.27	Restated 1993 Incentive Stock Plan effective February 5, 2004. Exhibit 10.13 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.28	Restated 1994 Incentive Stock Plan effective February 5, 2004. Exhibit 10.16 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.29	Indemnification Agreement — Employees (Specimen Agreement with List of Covered Persons). Exhibit 10.18 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.30	Indemnification Agreement — Employees (List of Covered Persons). Exhibit 10.2 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2004, is incorporated herein by reference.

10.31	Indemnification Agreement — Non-Employee Directors (Specimen Agreement with List of Covered Persons). Exhibit 10.19 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated herein by reference.

10.32	Indemnification Agreement — Non-Employee Directors (List of Covered Persons). Exhibit 10.3 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2004, is incorporated herein by reference.

10.33	Executive Employment Agreement between the Company and Charles H. Cotros effective October 4, 2004. Exhibit 10.1 to Allied’s Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

Exhibit
No.	Description

10.34	First Amendment to Executive Employment Agreement effective May 27, 2005, between Allied Waste Industries, Inc. and Charles H. Cotros. Exhibit 10.09 to Allied’s Quarterly Report on Form 10-Q; dated August 4, 2005, is incorporated herein by reference.

10.35	Option Agreement between the Company and Charles H. Cotros effective October 4, 2004. Exhibit 10.1 to Allied’s Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

10.36	Amendment to the Executive Employment Agreement between the Company and Thomas H. Van Weelden effective October 4, 2004. Exhibit 10.1 to Allied’s Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

10.37	Second Amendment to Executive Employment Agreement between Allied Waste Industries, Inc. and Thomas H. Van Weelden, effective October 25, 2004. Exhibit 10.03 to Allied’s Report on Form 8-K dated October 26, 2004 is incorporated herein by reference.

10.38	Form of Nonqualified Stock Option Agreement under the Amended and Restated 1991 Incentive Stock Option Plan. Exhibit 10.01 to Allied’s Report on Form 8-K dated December 10, 2004 is incorporated herein by reference.

10.39	Form of Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.02 to Allied’s Report on Form 8-K dated December 10, 2004 is incorporated herein by reference.

10.40	First Amendment to the Amended and Restated 1991 Incentive Stock Plan (As Amended and Restated effective February 5, 2004). Exhibit 10.03 to Allied’s Report on Form 8-K dated December 10, 2004 is incorporated herein by reference.

10.41	Form of Nonqualified Stock Option Agreement under the 1994 Amended and Restated Non-Employee Directors Stock Option Plan. Exhibit 10.61 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.42	Form of Performance-Accelerated Restricted Stock Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.62 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.43	Form of the First Amendment to the Performance-Accelerated Restricted Stock Agreement, dated January 1, 2002, under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.63 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.44	Form of the Second Amendment to the Performance-Accelerated Restricted Stock Agreement, dated July 1, 2004, under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.64 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.45	Form of the Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.65 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.46	Form of the Amendment to the Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan. Exhibit 10.66 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.47	Form of Restricted Stock Agreement under 2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.2 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.48	Form of Restricted Stock Units Agreement under 2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.3 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.49	Form of Stock Option Agreement under 2005 Non-Employee Director Equity Compensation Plan. Exhibit 10.4 to Allied’s Report on Form 10-Q for the quarter ended March 31, 2005, is incorporated herein by reference.

10.50	Receivables Sale Agreement, dated as of March 7, 2003, among Allied Waste North America, Inc, as originators and Allied Receivables Funding Incorporated as buyer. Exhibit 10.67 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

Exhibit
No.		Description

10.51		Credit and Security Agreement, dated as of March 7, 2003, among Allied Receivables Funding Incorporated as borrower, Allied Waste North America, Inc. as servicer, Blue Ridge Asset Funding Corporation as a lender, Wachovia Bank, National Association as a lender group agent and Wachovia Bank, National Association as agent. Exhibit 10.68 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.52		Sixth Amendment to Receivable Sale Agreement, effective September 30, 2004. Exhibit 10.69 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.53		Seventh Amendment to Credit and Security Agreement, effective September 30, 2004. Exhibit 10.70 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.54		Eighth Amendment to the Receivables Sale Agreement, dated as of May 31, 2005, among Allied Waste North America, Inc, as originators and Allied Receivables Funding Incorporated as buyer. Exhibit 10.53 to Allied’s Report on Form S-4 dated June 29, 2005 is incorporated herein by reference.

10.55		Ninth Amendment to the Credit and Security Agreement, dated as of May 31, 2005, among Allied Receivables Funding Incorporated as borrower, Allied Waste North America, Inc. as servicer, Blue Ridge Asset Funding Corporation as a lender, Wachovia Bank, National Association as agent, liquidity bank and lender group agent, Atlantic Asset Securitization Corp., as a lender and Calyon New York Branch, as Atlantic group agent and as Atlantic liquidity bank. Exhibit 10.54 to Allied’s Report on Form S-4 dated June 29, 2005 is incorporated herein by reference.

10.56		2005 Executive Deferred Compensation Plan, effective December 1, 2004. Exhibit 10.71 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.57		Executive Employment Agreement between the Company and James E. Gray, effective January 3, 2001. Exhibit 10.72 to Allied’s Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference.

10.58		Executive Employment Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.01 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

10.59		Nonqualified Stock Option Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.02 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

10.60		Restricted Stock Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.03 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

10.61		Indemnity Agreement between the Company and John J. Zillmer effective May 27, 2005. Exhibit 10.04 to Allied’s Report on Form 8-K dated May 31, 2005 is incorporated herein by reference.

12.1		Ratio of earnings to fixed charges and preferred stock dividends. Exhibit 12.1 to Allied’s Report on Form 10-Q for the quarter ended June 30, 2005, is incorporated herein by reference.

21**		Subsidiaries of the Registrant.

23	.1*	Consent of PricewaterhouseCoopers LLP.

25	.1**	Statement of Eligibility of U.S. Bank National Association, as trustee, on form T-1.

99	.1**	Form of Letter of Transmittal.

99	.2**	Form of Notice of Guaranteed Delivery.

99	.3**	Form of Letter from Allied Waste Industries, Inc. to Registered Holders and DTC Participants.

99	.4**	Form of Instructions from Beneficial Owners to Registered Holders and DTC Participants.

99	.5**	Form of Letter to Beneficial Holders.

*	Filed herewith.

**	Previously filed.